[LOGO]

                                 HARDINGE INC.

                            ------------------------

               NOTICE OF 2001 ANNUAL MEETING AND PROXY STATEMENT

                             ---------------------

Dear Stockholder:

    The directors and officers of Hardinge Inc. are pleased to invite you to attend the 2001 annual meeting of our stockholders, which will be held at the Company's corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 1, 2001, at 9:00 A.M.

    At the meeting, we will (1) elect three Class I directors and one Class III director and (2) vote on a proposal to ratify the appointment of Ernst & Young LLP as Hardinge's independent public accountants, each as described in the formal notice of the meeting and Proxy Statement appearing on the following pages. We also will report on the progress of Hardinge and comment on matters of current interest. Stockholders will have an opportunity to comment or ask questions.

    Your vote is important. Whether or not you expect to attend the meeting and regardless of the number of shares you own, please be sure to fill in, sign and return the enclosed proxy. A prompt return of your proxy will be appreciated.

                                          Sincerely,

                                          /s/ Robert E. Agan

                                          Robert E. Agan
                                          Chairman of the Board
                                          and Chief Executive Officer

        Corporate Headquarters-One Hardinge Drive, Elmira, NY 14902-1507
                           Telephone: (607) 734-2281

                                 HARDINGE INC.

                      ONE HARDINGE DRIVE, ELMIRA, NY 14902

                            ------------------------

                             TO THE STOCKHOLDERS OF
                                 HARDINGE INC.

                            ------------------------

    NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of the Stockholders of HARDINGE INC. will be held at the Company's corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 1, 2001, at 9:00 A.M., for the following purposes:

    (1) To elect to the Board of Directors three Class I directors and one Class III director,

    (2) To consider ratification of the appointment of Ernst & Young LLP as Hardinge's independent public accountants for the fiscal year ending December 31, 2001; and

    (3) To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

    The close of business on March 9, 2001 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors,

                                          /s/ J. PHILIP HUNTER

                                          J. PHILIP HUNTER
                                          Secretary

Dated: March 16, 2001
     Elmira, New York

                      2001 ANNUAL MEETING OF STOCKHOLDERS

                                PROXY STATEMENT

                               TABLE OF CONTENTS

INFORMATION ABOUT THE PROXY MATERIALS AND THE ANNUAL
  MEETING...................................................      1

ACTION TO BE TAKEN UNDER THE PROXY..........................      2

  Proposal No. 1--Election of Class I Directors and
    Class III Director......................................      2

  Proposal No. 2--Ratification of Independent Auditors......      4

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT

  5% Beneficial Ownership Table.............................      5

  Security Ownership of Management..........................      6

  Section 16(a) Beneficial Ownership Reporting Compliance...      7

COMPENSATION OF EXECUTIVE OFFICERS..........................      7

  Report of the Compensation Committees on Executive
    Compensation............................................      7

  Compensation Committee Interlocks and Insider
    Participation...........................................      9

  Summary Compensation Table................................     10

  Stock Price Performance Graph.............................     11

  Pension Plan..............................................     11

  Employment Agreements.....................................     12

COMPENSATION OF DIRECTORS AND COMMITTEE MEETINGS............     12

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.....     13

CERTAIN TRANSACTIONS........................................     14

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING...............     14

OTHER MATTERS...............................................     14

APPENDIX A--AUDIT COMMITTEE CHARTER OF THE AUDIT COMMITTEE
  OF THE BOARD OF DIRECTORS.................................    A-1

                                 HARDINGE INC.
                      ONE HARDINGE DRIVE, ELMIRA, NY 14902

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") of Hardinge Inc. (the "Company") to be held on Tuesday, May 1, 2001 at 9:00 A.M., at the Company's corporate headquarters, One Hardinge Drive, Elmira, New York. This Proxy Statement and the accompanying Proxy and Notice of Annual Meeting of Stockholders are being mailed to stockholders on or about March 16, 2001. A stockholder granting a proxy has the right to revoke it by filing with the Secretary of the Company prior to the time such proxy is voted a duly executed proxy bearing a later date, by attending the Annual Meeting and voting in person, or by otherwise notifying the Secretary of the Company in writing of such stockholder's intention to revoke such proxy prior to the time such proxy is voted.

    If the enclosed proxy card is returned properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes. If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the directors. Abstentions are voted neither "for" nor "against," but are counted in the determination of a quorum. If you wish to give your proxy to someone other than those individuals designated on the enclosed proxy card, all three names appearing on the proxy card must be crossed out and the name of another person or persons inserted. The signed card must be presented at the meeting by the person or persons representing you.

    As a matter of policy, proxies, ballots and voting tabulations that identify individual shareholders are kept private by the Company. Such documents are available for examination only by the inspectors of election and certain personnel associated with processing proxy cards and tabulating the vote. The vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

    Shares allocated to the accounts of participants in the Hardinge Inc. Savings Plan may be voted through separate participant direction cards that have been mailed to participants in the Plan along with this Proxy Statement. If a participant also owns shares outside this plan, the participant must return both the proxy card and the participant direction card. The trustee of this Plan will vote the number of shares allocated to a participant's account or accounts under such plan in accordance with the directions on the participant direction card. Shares for which the trustee receives no instructions will be voted by the trustee in the same proportion as shares for which voting instructions have been received.

    Only stockholders of record at the close of business on March 9, 2001 are entitled to receive notice of and to vote at the Annual Meeting. As of March 9, 2001, there were 8,894,725 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. There are no cumulative voting rights. Nominees for director will be elected by a plurality of votes cast at the Annual Meeting by holders of Common Stock present in person or by proxy and entitled to vote on such election. Any other matter requires the affirmative vote of a majority of the votes cast at the meeting, except as otherwise provided in the Certificate or By-laws. Only shares affirmatively voted in favor of a nominee will be counted toward the achievement of a plurality. Votes withheld (including broker non-votes) and abstentions are counted as present for the purpose of determining a quorum but are not counted as votes cast.

                       ACTION TO BE TAKEN UNDER THE PROXY

    It is proposed that at the Annual Meeting action will be taken on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders and described in this Proxy Statement. The Board of Directors does not know of any other business to be brought before the Annual Meeting, but it is intended that, as to any such other business, a vote may be cast pursuant to the proxies granted in the form of the enclosed proxy card in accordance with the judgment of the person or persons acting thereunder; and should any herein-named nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is intended that the persons acting under such proxies will vote for the election in the stead of such nominee of such other person as the Board of Directors may recommend.

                       NOMINEES FOR ELECTION AS DIRECTORS

    The Company's Board of Directors is divided into three classes. Nominees Richard J. Cole, J. Patrick Ervin and E. Martin Gibson are Class I directors and if elected at the Annual Meeting will serve a term of three years expiring at the 2004 Annual Meeting or when their respective successors have been duly elected and qualified. Nominee Richard L. Simons, who was first elected a director in February 2001 and pursuant to the Company's By-Laws must stand for election at the next Annual Meeting of shareholders, is a Class III director and if elected at the Annual Meeting will serve a term of two years expiring at the 2003 Annual Meeting or when his respective successor has been duly elected and qualified. Robert E. Agan, whose term also expires at the 2001 Annual Meeting, has effective upon the Annual Meeting retired as Chairman of the Board and Chief Executive Officer of the Company and chosen not to stand for re-election as a director.

    The following table sets forth with respect to each nominee for director and each director continuing in office such person's length of service as a director, age, principal occupation during the past five years, other positions such person holds with the Company, if any, and any other directorships such person holds in companies with securities registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

                              PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS;      LENGTH OF SERVICE
                                OTHER POSITIONS HELD WITH THE COMPANY;         AS DIRECTOR AND
NAME AND AGE               OTHER DIRECTORSHIPS OF PUBLICLY TRADED COMPANIES   EXPIRATION OF TERM
------------               -------------------------------------------------  ------------------
NOMINEES FOR CLASS I DIRECTORS:

Richard J. Cole..........  Owner and Chief Executive Officer of CCS, a        Since 1991
  (Age 69)                 consulting company; retired June 2000 as            Expires 2001
                           President and Chief Operating Officer, Meritus
                           Consulting Services, LLC, a management consulting
                           firm; formerly Division Vice President, IBM
                           Corporation, a manufacturer of information
                           equipment; Member and Chairman of the Company's
                           Audit Committee; Member of the Company's
                           Executive, Compensation, Incentive Compensation
                           and Investment Committees.

J. Patrick Ervin.........  President and Chief Operating Officer of the       Since 2/01
  (Age 43)                 Company since April 2000 and effective May 1,       Expires 2001
                           2001 elected Chief Executive Officer; formerly
                           Executive Vice President -- Operations, and
                           Senior Vice President -- Manufacturing,
                           Engineering and Marketing.

                              PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS;      LENGTH OF SERVICE
                                OTHER POSITIONS HELD WITH THE COMPANY;         AS DIRECTOR AND
NAME AND AGE               OTHER DIRECTORSHIPS OF PUBLICLY TRADED COMPANIES   EXPIRATION OF TERM
------------               -------------------------------------------------  ------------------
E. Martin Gibson.........  Elected Chairman of the Board of the Company       Since 1981
  (Age 63)                 effective May 1, 2001; retired December 1994 as     Expires 2001
                           Chairman and Chief Executive Officer, Corning Lab
                           Services, Inc., provider of clinical and
                           pharmaceutical laboratory services, formerly a
                           subsidiary of Corning Incorporated, and as a
                           Director, Corning Incorporated, a specialty
                           materials manufacturer. Currently Director,
                           International Technology Corp., a provider of
                           environmental services; Member and Chairman of
                           the Company's Compensation, Incentive
                           Compensation and Nominating Committees; Member of
                           the Company's Executive Committee.

NOMINEE FOR CLASS III DIRECTOR:

Richard L. Simons........  Executive Vice President and Chief Financial       Since 2/01
  (Age 45)                 Officer of the Company since April 2000; formerly   Expires 2001
                           Senior Vice President and Chief Financial Officer

CONTINUING IN SERVICE:

CLASS II DIRECTORS:

Daniel J. Burke..........  President and Chief Executive Officer, Swift       Since 1998
  (Age 60)                 Glass Co., Inc., a fabricator of glass component    Expires 2002
                           parts; Member of the Company's Audit and
                           Investment Committees.

J. Philip Hunter.........  Partner, Sayles & Evans, a law firm; Secretary of  Since 1992
  (Age 58)                 the Company; Member of the Company's Executive,     Expires 2002
                           Compensation and Investment Committees.

Albert W. Moore..........  Retired since January 1998. Prior to that date,    Since 1998
  (Age 66)                 President, Association for Manufacturing            Expires 2002
                           Technology, a trade association representing the
                           machine tool and related equipment manufacturers
                           of the United States; Member of the Company's
                           Executive and Investment Committees.

CLASS III DIRECTORS:

James L. Flynn...........  Retired since March 1994. Prior to that date,      Since 1984
  (Age 66)                 Senior Vice President -- Investment Services,       Expires 2003
                           Corning Incorporated; Member and Chairman of the
                           Company's Executive and Investment Committees;
                           Member of the Company's Audit and Nominating
                           Committees.

Douglas A. Greenlee......  Owner, Harpers Ferry Wood Products; Vice           Since 1979
  (Age 53)                 President of the Company from 1993-April, 1999;     Expires 2003
                           Member of the Company's Investment Committee.

           PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors is seeking stockholder ratification of the appointment of Ernst & Young LLP as its independent auditors for 2001.

    The Audit Committee of the Board of Directors has reviewed and evaluated all criteria it considered relevant in assessing the performance of Ernst & Young LLP, such as the quality of its audit work, its knowledge of the industry and the Company's affairs, the availability of its professional advice on a timely basis and the reasonableness of its fees. Based upon such review and evaluation, the engagement of Ernst & Young LLP as independent auditors has been approved by the Board of Directors upon the recommendation of the Audit Committee. If stockholders do not ratify the appointment of Ernst & Young LLP, the appointment of independent auditors will be reconsidered by the Audit Committee and the Board of Directors. Even if the appointment is ratified, the Audit Committee in its discretion may nevertheless recommend to the Board of Directors another firm of independent auditors at any time during the year if the Audit Committee determines such a change would be in the best interests of the stockholders and the Company.

    Audit services provided by Ernst & Young, LLP during 2000 included an audit of Hardinge's consolidated financial statements, audits of the separate financial statements of certain Company affiliates, audits of employee benefit plan financial statements and a review of Hardinge's Annual Report and certain other filings with the SEC and other governmental agencies. In addition, Ernst & Young LLP provided various non-audit services to the Company during 2000. Fees for the year 2000 were: Annual audit--$160,905, and all other fees were $288,500, comprised of audit related services of $112,950 and non-audit services of $217,500. Audit related services generally include fees for business acquisitions and statutory and pension audits.

    Ernst & Young LLP has audited the Company's financial statements annually since 1984. A representative of Ernst & Young LLP is expected to attend the Annual Meeting, and will have the opportunity to make a statement if such representative desires to do so and will be able to respond to appropriate questions from stockholders.

VOTE REQUIRED

    The affirmative vote of a majority of the votes cast at the Annual Meeting is required for ratification of the appointment of Ernst & Young LLP.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The only persons who, to the knowledge of the management of the Company, owned beneficially on December 31, 2000 more than 5% of the Common Stock of the Company are set forth below. Unless otherwise indicated, each of the persons named below has sole voting and investment power with respect to the shares listed.

                                                                SHARES OWNED AND
                      NAME AND ADDRESS                        NATURE OF BENEFICIAL
                    OF BENEFICIAL OWNER                            OWNERSHIP            %
                    -------------------                       --------------------   --------
Chemung Canal Trust Company(1)..............................         773,038           8.67%
  One Chemung Canal Plaza
  Elmira, NY 14902
Hardinge Inc. Savings Plan(2)...............................         729,566           8.18%
  c/o State Street Bank and Trust Company, Trustee
  225 Franklin Street
  Boston, MA 02110
Franklin Advisory Services, LLC.............................         703,500           7.89%
  777 Mariners Island Boulevard
  San Mateo, CA 94404
Dimensional Fund Advisors Inc...............................         665,300           7.46%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401
David L. Babson & Company Inc...............................         648,950           7.28%
  One Memorial Drive
  Cambridge, MA 02142
Robert E. Agan(3)...........................................         575,498           6.46%
  One Hardinge Drive
  Elmira, NY 14902
Richard L. Simons(4)........................................         470,807           5.28%
  One Hardinge Drive
  Elmira, NY 14902

------------------------

(1) Chemung Canal Trust Company ("CCTC") held 773,038 shares of Common Stock for various parties in personal trusts, agency and custodial accounts, pension accounts, estates and guardianships, with respect to which shares CCTC had sole voting power as to 622,005 shares, shared voting power with respect to 151,033 shares, sole investment power with respect to 442,867 shares and shared investment power with respect to 151,033 shares.

(2) Includes all shares of Common Stock held by State Street Bank and Trust Company as the Trustee of the Hardinge Inc. Savings Plan. The participants in said Plan may instruct the Trustee as to the voting of 601,890 of such shares. If no instructions are received, the Trustee votes the shares in the same proportion as it votes all of the shares for which instructions are received. The power to dispose of said shares is restricted by the provisions of the Plan. With respect to 127,676 shares held by State Street Bank and Trust Company as trustee of said Savings Plan, the trustee has the power to vote and dispose of said shares, except that it is required in the event of a tender offer or of any corporate action requiring a greater than majority vote of stockholders to act in accordance with instructions received from Plan participants. Does not include 400 shares held by State Street Bank and Trust Company acting in other fiduciary capacities.

(3) As of February 1, 2001. See footnote (2) under Security Ownership of Management.

(4) As of February 1, 2001. See footnote (8) under Security Ownership of Management.

                        SECURITY OWNERSHIP OF MANAGEMENT

    Set forth below is the number of shares of Common Stock of the Company beneficially owned on February 1, 2001 by the directors and nominees for directors, by the Executive Officers listed in the Summary Compensation Table and by all directors and Executive Officers of the Company as a group. Unless otherwise indicated, each of the persons named below, and directors and officers as a group, has sole voting and investment power with respect to the shares listed.

                                                               SHARES OWNED AND
                                                                    NATURE
                          NAME OF                                OF BENEFICIAL
                      BENEFICIAL OWNER                           OWNERSHIP(1)          %
                      ----------------                        -------------------   --------
Robert E. Agan(2)...........................................         575,498          6.46%
Daniel J. Burke(3)..........................................           4,380             *
Richard J. Cole.............................................          14,736             *
Joseph T. Colvin(4).........................................          33,010             *
J. Patrick Ervin............................................          85,301             *
James L. Flynn(5)...........................................          12,659             *
E. Martin Gibson............................................          20,262             *
Douglas A. Greenlee(6)......................................          59,425             *
J. Philip Hunter............................................          15,546             *
Albert W. Moore(7)..........................................           6,570             *
Richard L. Simons(8)........................................         470,807          5.28%
Douglas C. Tifft............................................          87,364             *
All Executive Officers and Directors as a Group (14 persons
  including the above)(9)...................................       1,073,470         12.04%

*Less than one percent of the Company's outstanding shares of Common Stock.

------------------------

(1) Includes shares which may be purchased pursuant to stock options held by directors that were exercisable within 60 days of February 1, 2001.
    Messrs. Cole, Flynn, Gibson and Hunter each held 3,750, Mr. Moore 2,250,
    Mr. Burke 1,500, and Mr. Greenlee 750 of such options to purchase shares of Common Stock. Also includes all shares held by the Trustee of the Hardinge Inc. Savings Plan allocated to members of the group who have sole voting power with respect to said shares. The Trustee holds for the benefit of Messrs. Agan, Colvin, Ervin, Simons and Tifft and all Executive Officers as a group 14,118, 1,950, 1,117, 1,312, 1,026 and 25,915 shares, respectively. Also includes shares subject to forfeiture and restrictions on transfer granted pursuant to the Company's 1993 and 1996 Incentive Stock Plans.

(2) Sole beneficial owner of 167,342 shares of Common Stock and sole trustee of trusts for the benefit of his children holding 24,270 shares of Common Stock with sole voting and dispositive powers; shares as co-trustee of a trust under the Company's Pension Plan voting and dispositive powers with respect to 383,886 shares.

(3) Includes 150 shares held by Mr. Burke's spouse, as to which Mr. Burke disclaims beneficial ownership.

(4) Includes 2,190 shares held by Mr. Colvin's spouse, as to which shares Mr. Colvin disclaims beneficial ownership.

(5) Includes 1,875 shares held by Mr. Flynn's spouse, as to which shares Mr. Flynn disclaims beneficial ownership.

(6) Sole beneficial owner of 5,362 shares of Common Stock, and 53,313 shares are held with two others as attorneys-in-fact for another.

(7) Includes 450 shares held by Mr. Moore's spouse, as to which shares Mr. Moore disclaims beneficial ownership.

(8) Sole beneficial owner of 86,921 shares of Common Stock and shares as trustee with Robert E. Agan (see footnote 2 above) voting and dispositive powers as to 383,886 shares of Common Stock as trustees under the Company's Pension Plan.

(9) Includes 383,886 shares of Common Stock owned by the Company's Pension Plan as to which Messrs. Agan and Simons share, as trustees, voting and dispositive powers.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Certain officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and its representatives and certain representations that no other reports were required, all persons subject to these reporting requirements filed the required reports on a timely basis.

                       COMPENSATION OF EXECUTIVE OFFICERS

REPORT OF THE COMPENSATION COMMITTEES ON EXECUTIVE COMPENSATION:

    The Company's annual compensation policies applicable to executive officers are administered by the Compensation Committee (the "Committee") of the Board of Directors, all of which Committee members are non-employee directors. The compensation policies are designed to attract, motivate and retain qualified individuals required to manage the Company to meet its short- and long-term objectives and thereby increase stockholder value. Significant emphasis is also placed on encouraging executive officers to build their holdings of the Company's stock to align their goals with those of the stockholders. The Company's program on executive compensation consists of three primary components--base salary, annual incentive bonuses and long-term incentives under incentive stock plans. The Committee recommends to the Board of Directors the salaries and incentive bonuses of executive officers and the Incentive Compensation Committee administers the incentive stock plans. The Committees consider total individual performance and the overall financial and other significant conditions of the Company in making their compensation recommendations. Each of the three components of executive compensation is reviewed for competitiveness and reasonableness in relation to a group of companies the Committee deems comparable.

BASE SALARY:

    In November 1999, the Committee determined that consideration of salary increases at that time should be deferred based on Company performance. Following review of 2000 first quarter performance and projections for the full year, the Committee granted increases at its April 2000 meeting. At that time the Committee considered the financial performance of the Company as a whole and the contribution of each of the executive officers. The Committee reviewed salaries recommended by Mr. Robert E. Agan for executive officers other than himself, together with a survey of executive salaries for other domestic machine tool manufacturers. Mr. Agan's salary and other compensation were determined out of his presence. Consistent with the Committee's emphasis on incentive-based compensation, modest percentage increases in base salaries were granted, together with promotional increases for Messrs. Ervin and Simons to reflect the assumption of significantly increased responsibilities.

INCENTIVE BONUSES:

    The Committee administers the Company's incentive cash bonus program which provides flexibility to the Committee from year to year to meet the ever-changing business environment, provides competitive profit-focused cash incentives for the corporate officers and allows the Chief Executive Officer to establish specific individual objectives for all officers other than himself, the achievement of which is rewarded by year-end cash bonuses if the Company is sufficiently profitable. The Committee's determination of 2000 cash bonuses was subjective and not subject to specific criteria. Factors in determining cash bonuses included an improved financial performance in difficult market conditions, improvements in current product lines and new product introductions, continued emphasis on production efficiencies, reliability and quality, expansion of current joint ventures and entering into one new joint venture, and pursuit of acquisitions to further expand the Company's product line, one of which acquisitions was consummated in December, 2000.

    During 2000 the Compensation Committee had not yet developed a policy in order to qualify any compensation to the five highest-paid executive officers in excess of $1 Million per year for federal tax deductibility pursuant to
Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee intends to balance the interests of the Company in maintaining flexible incentive plans and the manner and extent to which the Company benefits from the compensation package paid to any executive officer against the possible loss of a tax deduction when taxable compensation for any of the five highest-paid executive officers exceeds $1 Million per year.

       E. Martin Gibson, Chair       Richard J. Cole

       J. Philip Hunter

REPORT OF THE INCENTIVE COMPENSATION COMMITTEE:

    Under the 1996 Incentive Stock Plan (the "Plan") shares of Common Stock had been set aside for grants to key employees of restricted stock, stock options and performance share awards. Under the Plan, restricted stock grants were selected by the Committee for award to key executives with a view to increasing executive ownership of Company stock to encourage their focus on long-term corporate results and to link a substantial portion of executive pay and financial incentive to increases in stockholder value. Individual grant awards are based upon an executive's responsibilities and role in increasing stockholder value and the Committee's evaluation of individual performance based upon qualitative and quantitative measurements. No consideration is given to the number of shares currently directly or indirectly owned. Restrictions on shares awarded lapse upon passage of time as established by the Committee on the date of the award, if said shares are not earlier forfeited. Under this Plan for the year 2000, Messrs. Ervin, Simons, Tifft and Colvin were awarded relatively modest grants of 5,000, 5,000, 4,000 and 3,000, respectively, restricted shares of Common Stock to be earned over an eight year period subject to forfeiture and restrictions on transfer. Total unconditional vesting will occur only upon the completion of eight years of continuous service (as specified at the time of grant) or, if earlier, upon death, retirement after age 55, retirement prior to age 55 for reasons of total and permanent disability or retirement for other medical or health reasons which render an employee unable to perform his duties and responsibilities or termination in other limited circumstances. Partial vesting will occur if the employee is terminated during a period from one to eight years (as specified at the time of grant) for reasons other than gross deviation from duties and responsibilities. The Plan provides that the possibility of forfeiture shall lapse in its entirety and the Company shall deliver to the employee or his personal representative, free of any restrictions, certificates representing the shares of Restricted Stock in the event of a termination of the employee's employment with the Company or a subsidiary within four years following a change of control as defined in the agreements entered into pursuant to the Plan.

       E. Martin Gibson, Chair       Richard J. Cole

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Gibson, Cole and Hunter served as members of the Compensation Committee during 2000. Mr. Hunter is the Secretary of the Company and Mr. Hunter and Mr. Agan's son, Steven E. Agan, are partners with the law firm of Sayles & Evans. Sayles & Evans has acted as regular outside legal counsel to the Company since 1956 and the Company expects to continue to use such services in 2001. During 2000 the Company paid Sayles & Evans $236,892 for legal services. Robert E. Agan participates in the deliberations of the Compensation and Incentive Compensation Committees for the purpose of providing evaluations and recommendations with respect to the compensation paid to officers other than himself. However, Mr. Agan neither participates nor is otherwise involved in the deliberations of the Compensation and Incentive Compensation Committees with respect to his own compensation, and those deliberations are conducted by the Compensation and Incentive Compensation Committees in executive session without Mr. Agan present.

EXECUTIVE COMPENSATION:

    The following table sets forth information with respect to compensation paid by the Company for periods during the last three years to the Chairman of the Board and Chief Executive Officer and the four other most highly compensated executive officers as measured by salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM
                                                                           COMPENSATION
                                            ANNUAL COMPENSATION(1)       ----------------
               NAME AND                 ------------------------------   RESTRICTED STOCK      ALL OTHER
          PRINCIPAL POSITION              YEAR      SALARY     BONUS        AWARDS(2)       COMPENSATION(3)
          ------------------            --------   --------   --------   ----------------   ---------------
Robert E. Agan........................    2000     $302,000   $330,000      $      -0-          $10,491
  Chairman of the Board                   1999      294,000        -0-         666,000           17,823
  and Chief Executive Officer             1998      280,000    330,000       1,144,250           16,230

J. Patrick Ervin......................    2000      171,667     90,000          68,750            2,146
  President and Chief Operating           1999      155,000        -0-         180,000            2,089
  Officer                                 1998      133,636     90,000         362,000            1,671

Richard L. Simons.....................    2000      135,333     75,000          68,750            1,694
  Executive Vice President --             1999      126,000        -0-         144,000            1,619
  Chief Financial Officer                 1998      114,000     83,000         186,250            1,425
  and Assistant Secretary

Douglas C. Tifft......................    2000      116,000     55,000          55,000            1,452
  Senior Vice President                   1999      110,000        -0-         108,000            1,377
  -- Administration                       1998      102,000     70,000         111,750            1,275

Joseph T. Colvin......................    2000      128,667     35,000          41,250            1,613
  Vice President --                       1999      126,000        -0-          90,000            1,582
  Manufacturing                           1998      121,000     45,000         111,750            1,512

------------------------

(1) Any perquisites or other personal benefits received from the Company by any of the named executives were substantially less than the reporting thresholds for "other annual compensation" established by the Securities and Exchange Commission (the lesser of $50,000 or 10% of the individual's cash compensation).

(2) Reflects grants made in January of each of the respective years, other than one grant which was made in August of 1998. As of December 31, 2000, Messrs. Agan, Ervin, Simons, Tifft and Colvin held 82,500, 55,400, 55,300, 53,875 and 21,875, respectively, restricted shares of Common Stock having an aggregate value on that date of $1,175,625, $789,450, $788,025, $767,719, and $311,719, respectively, based upon the closing price of the Company's Common Stock on December 31, 2000. The restrictions on these shares lapse on a scheduled time basis, or earlier, upon death and other conditions as provided in restricted stock agreements with said persons. The officers are entitled to vote said shares and to receive any and all dividends paid on the stock.

(3) Represents Company contributions to the Hardinge Inc. Savings Plan for each named executive officer and for Mr. Agan for the year 2000, 1999 and 1998, $8,241, $15,521 and $14,105, respectively, reimbursement for taxes paid by Mr. Agan with respect to certain perquisites provided to him.

PERFORMANCE GRAPH:

    The graph below compares the five-year cumulative total return for Hardinge Inc. Common Stock with the comparable returns for the Nasdaq National Market Composite Index and a group of six peer issuers selected for their presence in the machine tool industry. Said peer group includes Bridgeport Machines, Inc. (ceased public trading 8/19/99), Genesis Worldwide, Inc. (ceased public trading 6/2/00), Giddings & Lewis, Inc. (ceased public trading 9/30/97), Gleason Corporation(ceased public trading 3/29/00), Hurco Companies Inc., and Milacron, Inc. Cumulative total return represents the change in stock price and the amount of dividends received during the indicated period, assuming reinvestment of dividends. The graph assumes an investment of $100 on December 31, 1995. The stock performance shown in the graph is included in response to SEC requirements and is not intended to forecast or to be indicative of future performance.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS
                  HARDINGE INC., NASDAQ COMPOSITE, PEER GROUP
              (PERFORMANCE RESULTS FROM 12/31/95 THROUGH 12/31/00)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      HARDINGE  NASDAQ - INDEX  PEER GROUP
1995      $100            $100        $100
1996      $105            $123         $83
1997      $151            $151        $112
1998      $115            $213         $82
1999       $84            $395         $74
2000       $97            $238         $80

                                                                1995       1996       1997       1998       1999       2000
                                                              --------   --------   --------   --------   --------   --------
Hardinge Inc................................................    $100       105        151        115         84         97
NASDAQ-Composite............................................     100       123        151        213        395        238
Peer Group..................................................     100        83        112         82         74         80

PENSION PLAN:

    The Company maintains a non-contributory defined benefit Pension Plan for all employees. Normal retirement is at age 65; however, retirement before age 65 can be selected under certain conditions. Annual pensions are computed on the basis of adjusted career average compensation, excluding bonuses. The adjusted career average compensation formula is the sum of (a) for service prior to December 1, 1993, 1.25% of the annual compensation rate as of December 1, 1993, times the number of years of service prior to December 1, 1993, plus (b) 1.5% of compensation on or after December 1, 1993. Pension amounts are not subject to reductions for Social Security benefits or offset amounts but are subject to federal law limitations on pensions payable under tax qualified plans.

    The Company also maintains a non-qualified, unfunded benefit plan called the Executive Supplemental Pension Plan ("Supplemental Plan") currently covering only Mr. Agan. The annual benefits under the Supplemental Plan are determined on the basis of the average of the three highest years' base salary of the final five years of employment plus cash bonuses (limited each year to 50% of said year's base salary) times 1.25% for each year of service. A minimum benefit is provided under the Supplemental Plan for all covered executives equal to 1.2 times the benefit earned under the qualified Pension Plan. Benefits under the Supplemental Plan are reduced by benefits payable under the Pension Plan.

    If the Executive Officers remain continuously employed at current compensation levels until retirement at the normal retirement age of 65, the estimated annual pension amounts payable under the Pension and Supplemental Plans for Messrs. Agan, Ervin, Simons, Tifft and Colvin would be $263,776, $82,288, $65,448, $58,826 and $24,817, respectively. Pensions described are straight-life annuity amounts not reduced by joint and survivorship provisions which are available to all retirees through reductions in pensions otherwise payable.

EMPLOYMENT AGREEMENTS:

    The Company has entered into written employment contracts with Messrs. Agan, Ervin, Simons, Tifft and Colvin (the "officers"). The term of each employment agreement is two years, with automatic, successive one-year extensions unless either party provides the other with 60 days' prior notice of termination. In the case of a change of control (as such term is defined in the employment agreements), the term of each officer's employment agreement will be automatically extended for a period of two years following the date of the change of control. Officers' bonuses shall be determined in accordance with an annual bonus policy.

    If an officer is terminated without cause, or resigns for good reason (as such term is defined in the employment agreements), such officer will be entitled to continued payment of his base salary for the greater of six months or the remainder of the current term with the exception of Mr. Agan's agreement, which provides for a minimum of twelve months of base salary in this situation. If an officer is terminated without cause or resigns for good reason (as such term is defined in the employment agreements) on or after a change of control, or resigns for any reason at any time six months or more following a change of control, such officer will be entitled (i) to receive a lump sum cash payment equal to one and one-half times the sum of his base salary in effect immediately prior to his termination or resignation (or as in effect immediately prior to the change of control, if higher) and his average annual bonus for the three years preceding the change of control, and (ii) to participate, at the Company's expense, in the Company's welfare benefit plans for a period of three years following his resignation or termination. Such lump sum cash payments shall be subject to reduction to the extent necessary to prevent any amounts or benefits due from being deemed "excess parachute payments" within the meaning of
Section 280G of the Code.

                COMPENSATION OF DIRECTORS AND COMMITTEE MEETINGS

    The Board of Directors held five regularly scheduled meetings during the year ended December 31, 2000. The Board has standing Executive, Audit, Nominating, Compensation, Incentive Compensation and Investment Committees.

    The Chairman of the Executive Committee is Mr. Flynn. Other members are Messrs. Agan, Cole, Gibson, Hunter and Moore. During the interim between regular Board meetings, the Executive Committee possesses and may exercise certain powers of the Board in the management and direction of the Company. The Executive Committee held one meeting during 2000.

    The Chairman of the Audit Committee is Mr. Cole. Other members are
Messrs. Burke and Flynn. The functions of the Audit Committee are to recommend engagement of independent accountants, review the arrangement and scope of the audit, review the activities and consider any comments made by the independent auditors with respect to any weaknesses in internal controls and consideration given, or the corrective action taken, by management. During the year, there were six Audit Committee meetings.

    The Chairman of the Nominating Committee is Mr. Gibson. Other members are Messrs. Agan and Flynn. The Committee selects and recommends to the Board nominees for election to the Board and also selects and recommends to the Board nominees for election as officers of the Company. The Committee will consider written recommendations by stockholders for election to the Board, if such recommendations are received by the Chairman of the Nominating Committee or to the Chairman of the Board of Directors, at its main office, One Hardinge Drive, Elmira, NY 14902. The Committee held two meetings during 2000.

    The Chairman of the Compensation and Incentive Compensation Committees is Mr. Gibson. Other members of the Compensation Committee include Messrs. Cole and Hunter and the Incentive Compensation Committee has one other member, Mr. Cole. The Compensation Committee reviews and recommends to the Board bonuses paid to employees, and salaries and bonuses of officers. The Incentive Compensation Committee administers the Company's 1996 Incentive Stock Plan and grants stock options and restricted stock awards thereunder. There were two meetings of the Compensation Committee and one meeting of the Incentive Compensation Committee during 2000.

    The Chairman of the Investment Committee is Mr. Flynn. Other members include Messrs. Burke, Cole, Greenlee, Hunter and Moore. The Committee reviews the investments and performance of the Trustees of the Pension and Savings Plans, fixes desirable goals and consults with the Trustees thereon. There were four meetings of the Committee during 2000.

    All members of the Board attended at least 75% of the aggregate number of Board meetings and meetings of committees of which they are members held during 2000.

    During 2000, the members of the Board who are not full-time employees of the Company were paid an annual fee of $5,000 and $800 for each Board and Committee meeting attended. In addition, each director received 1,290 shares of Common Stock and pursuant to the Company's 1996 Incentive Stock Plan, an option to purchase 750 shares of Common Stock effective on the date of the Company's Annual Meeting at its then fair market value. There is a Deferred Directors Fee Plan that allows a director at his election to defer receiving up to 100% of his fees payable in cash until the later of separation or age 70.

                         REPORT OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

    The Audit Committee of the Board of Directors of Hardinge Inc. serves as the representative of the Board for general oversight of Hardinge's financial accounting and reporting process, system of internal control, audit process and process for monitoring compliance with laws and regulations and performs other related functions as described in the Audit Committee's Charter adopted by the Board. A copy of the Charter is attached to this proxy statement as Appendix A. Hardinge's management has primary responsibility for preparing Hardinge's financial statements and Hardinge's financial reporting process. Hardinge's independent accountants, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of Hardinge's audited financial statements to generally accepted accounting principles.

    In this context, the Audit Committee hereby reports as follows:

    1. The Audit Committee has reviewed and discussed the audited financial statements with Hardinge's management.

    2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

    3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent accountants their independence from management and the Company and considered the compatability of nonaudit services with the auditors' independence.

    4. Based on the review and discussions referred to in paragraphs
(1) through (3) above, the Audit Committee recommended to the Board of Directors of Hardinge, and the Board has approved, that the audited financial statements be included in Hardinge's Annual Report on Form 10-K for the year ended
December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of Ernst & Young, LLP as the Company's independent auditors for 2001.

       Richard J. Cole, Chair       Daniel J. Burke

       James L. Flynn

                              CERTAIN TRANSACTIONS

    The Company in the normal course of business has retained the Chemung Canal Trust Company for various banking services and as Trustee of the Company's Pension Plan. The Company expects to do so during the current year. Mr. Agan is a director of said trust company.

    See "Compensation Committee Interlocks and Insider Participation."

                             STOCKHOLDER PROPOSALS

    Any stockholder proposal including director nominations intended to be presented at the 2002 Annual Meeting and included in the Company's Proxy Statement and Proxy relating to that meeting must be received by the Company at One Hardinge Drive, Elmira, NY 14902, Attention: The Secretary, not later than November 16, 2001. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

                                 OTHER MATTERS

    The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, some of the directors, officers and regular employees of the Company may conduct additional solicitations by telephone and personal interviews without remuneration. The Company may also request nominees, brokerage houses, custodians and fiduciaries to forward soliciting material to beneficial owners of stock held of record and will reimburse such persons for any reasonable expense.

    The Company has purchased insurance from Federal Insurance Company providing for reimbursement of directors and officers of the Company and its subsidiary companies for costs and expenses incurred by them in actions brought against them in connection with their actions as directors or officers, including actions as fiduciaries under the Employee Retirement Income Security Act of 1974. The insurance coverage, which expires on January 27, 2002, costs $102,606 on an annual basis, which will be paid by the Company.

    Financial statements for the Company and its consolidated subsidiaries are included in Hardinge Inc.'s Annual Report to stockholders for the year 2000 which was mailed to the stockholders on or about March 16, 2001.

    A COPY OF HARDINGE INC.'S 2000 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE STOCKHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING HARDINGE. TO OBTAIN A COPY, PLEASE WRITE TO: RICHARD L. SIMONS, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, HARDINGE INC., ONE HARDINGE DRIVE, ELMIRA, NY 14902.

                                          By Order of the Board of Directors,

                                          /s/ J. PHILIP HUNTER

                                          J. PHILIP HUNTER
                                          SECRETARY

    Dated: March 16, 2001

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER
                             OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

1.  Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

    Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

    Monitor the independence and performance of the Company's independent auditors.

    Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and shall have direct access to the independent auditors as well as anyone in the Company organization. The Audit Committee may retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

2.  Organization

This charter governs the operations of the Audit Committee and shall be construed in accordance with rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. governing Audit Committees. Annually, the Committee shall review and reassess the charter and submit same to the Board of Directors for its approval. The Committee shall be appointed by the Board on recommendation of the Nominating Committee and shall be comprised of at least three directors, each of whom shall be independent of management and the Company. All Committee members shall be financially literate, and at least one member shall have accounting or related financial management expertise.

3.  Responsibilities and Processes

Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

    - The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the authority and responsibility to evaluate and, where appropriate, recommend to the Board the replacement of the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and those matters included in the written disclosures required by the Independence Standards Board, and shall be advised of any significant engagement performed by the independent auditors that was beyond the scope of the audit engagement letter. Annually, the Committee shall recommend the selection of the Company's independent auditors, subject to the approval of the Board and ratification by the shareholders, and approve the audit fees to be paid to the independent auditors.

    - The Committee shall discuss with the independent auditors the overall scope and plans for their audit including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risks and compliance with legal requirements. The Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

    - The Committee shall review the interim financial statements with management and as the Chair may direct, the independent auditors. Also, the Committee shall discuss the results of the quarterly review, significant findings and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. In unusual circumstances, the Chair of the Committee may represent the entire Committee for the purposes of this review.

    - The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality and acceptability of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards and prepare a report to shareholders as required by the Securities and Exchange Commission which report shall be included in the Company's annual proxy statement.

                                [HARDINGE LOGO]


                THIS IS YOUR PROXY BALLOT FOR THE ANNUAL MEETING

                             YOUR VOTE IS IMPORTANT

                     PLEASE COMPLETE AND RETURN THIS BALLOT




                                  HARDINGE INC.
               Proxy Solicited on Behalf of the Board of Directors
                     of Hardinge Inc, for the Annual Meeting
                                   May 1, 2001

      The undersigned hereby constitutes and appoints Robert E. Agan, James L. Flynn and E. Martin Gibson, and each of them, his or her true and lawful agents and proxies with full power of substitution in each to represent the undersigned at the Annual Meeting of Stockholders of Hardinge Inc. (the "Company") to be held at the Company's corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 1, 2001 at 9.00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess, if then and there personally present, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth below.

      You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your proxy cannot be voted unless you sign, date and return this card.

      This Proxy when properly executed will be voted in the manner directed herein and will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

      The Board of Directors recommends a vote FOR Proposals 1 and 2.    /X/ Please mark your votes as in this example.

1.  Proposal for election of Directors.
    NOMINEES:   Class I Directors-Richard J. Cole, J. Patrick Ervin and E. Martin Gibson
                Class III Director-Richard L. Simons

                           / / FOR ALL NOMINEES                             / / WITHHELD FROM ALL NOMINEES

/ /
    ---------------------------------------------------------------------------------------------------------------------
    FOR, except authority to vote WITHHELD from the above nominee(s) (write name(s) on line)

2.  Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2001.

                           / / FOR               / / AGAINST                / / ABSTAIN

                               CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[LOGO]
HARDINGE INC.
C/O CORPORATE TRUST SERVICES
Mail Drop 10AT66--4129
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OH 45263-8855



























                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
PLEASE DATE, SIGN, AND MAIL THIS PROXY TODAY IN THE ENCLOSED ENVELOPE TO:
Corporate Election Services, P.O. Box 535800, Pittsburgh, PA 15253.

    IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ON THE REVERSE SIDE.
    / / MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.


                               NOTE: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.






                               ----------------------------   ------------------
                                        Signature                    Date


                               ----------------------------   ------------------
                                        Signature                    Date

                                 [HARDINGE LOGO]

                THIS IS YOUR PROXY BALLOT FOR THE ANNUAL MEETING

                 IT REPRESENTS THE HARDINGE INC. SHARES YOU OWN

                        IN THE HARDINGE INC. SAVINGS PLAN

                             YOUR VOTE IS IMPORTANT

                     PLEASE COMPLETE AND RETURN THIS BALLOT






                                  HARDINGE INC.
               Proxy Solicited on Behalf of the Board of Directors
                     of Hardinge Inc. for the Annual Meeting
                                   May 1, 2001
                           HARDINGE INC. SAVINGS PLAN

      The undersigned hereby constitutes and appoints State Street Bank and Trust Company, as Trustee under the Hardinge Inc. Savings Plan, his or her true and lawful agent and proxy with full power of substitution for all shares of Common Stock the undersigned has the power to direct the vote under said Plan, to represent the undersigned at the Annual Meeting of Stockholders of Hardinge Inc. (the "Company") to be held at the Company's corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 1, 2001 at 9:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess, if then and there personally present on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth below.

      The undersigned hereby directs State Street Bank and Trust Company as Trustee of the Plan to vote all shares of Common Stock in the undersigned's accounts under said Plan in accordance with the instructions given herein. Pursuant to the terms of the Plan, the Trustee of the Plan will vote all shares of Common Stock held in the undersigned's name for which voting instructions have not been received prior to April 27, 2001 in the same proportion as those respective Plan shares for which it has received instructions.

      You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations.

      This proxy when properly executed will be voted in the manner directed herein and will be voted in the discretion of the Plan Trustee upon such other matters as may properly come before the Annual Meeting. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

      The Board of Directors recommends a vote FOR Proposals 1 and 2.    /X/ Please mark your votes as in this example.

1.  Proposal for election of Directors.
    NOMINEES:   Class I Directors-Richard J. Cole, J. Patrick Ervin and E. Martin Gibson
                Class III Director-Richard L. Simons

                           / / FOR ALL NOMINEES                             / / WITHHELD FROM ALL NOMINEES

/ /
    ---------------------------------------------------------------------------------------------------------------------
    FOR, except authority to vote WITHHELD from the above nominee(s) (write name(s) on line)

2.  Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2001.

                           / / FOR               / / AGAINST                / / ABSTAIN

                               CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[LOGO]
HARDINGE INC.
C/O CORPORATE TRUST SERVICES
Mail Drop 10AT66--4129
38 FOUNTAIN SQUARE PLAZA
CINCINNATI, OH 45263-8855



























                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
PLEASE DATE, SIGN, AND MAIL THIS PROXY TODAY IN THE ENCLOSED ENVELOPE TO:
Corporate Election Services, P.O. Box 535800, Pittsburgh, PA 15253.

    IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ON THE REVERSE SIDE.
    / / MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW.


                               NOTE: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.






                               ----------------------------   ------------------
                                        Signature                    Date


                               ----------------------------   ------------------
                                        Signature                    Date